                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  ANNUAL REPORT
                                DECEMBER 31, 1997

                                   * * * * *

 MORNINGSTAR RATES THE GABELLI ASSET FUND 5 STARS OVERALL AND FOR THE FIVE AND
   TEN YEAR PERIODS ENDED 12/31/97 AMONG 1292 AND 676 DOMESTIC EQUITY FUNDS,
       RESPECTIVELY. THE FUND RECEIVED 4 STARS FOR THE THREE YEAR PERIOD
                        ENDED 12/31/97 AMONG 2332 FUNDS.

TO OUR SHAREHOLDERS,

     Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, large cap value and mid and small cap indices also posted solid gains.

     In the fourth quarter of 1997, the U.S. stock market suffered repeated bouts of the Asian Flu. As we write, the patient remains unstable. While the International Monetary Fund is ministering to ailing Asian economies, the ever vigilant Dr. Greenspan is carefully monitoring the U.S. economy's vital signs. As we head into 1998, we will be making our rounds as well. We are relatively pleased with the patient's condition, but as always, are on the lookout for any symptoms of a relapse.

INVESTMENT PERFORMANCE

     THE GABELLI ASSET FUND'S PORTFOLIO MANAGER, MARIO J. GABELLI, WAS RECENTLY NAMED THE DOMESTIC EQUITY FUND MANAGER OF THE YEAR FOR 1997 BY MORNINGSTAR.

     For the fourth quarter ended December 31, 1997, The Gabelli Asset Fund's total return was 4.3%. The Standard & Poor's (S&P) 500, Value Line Composite and Russell 2000 Index had returns of 2.9%, (1.1)% and (3.4)%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 38.1% for 1997. The S&P 500, Value Line Composite and Russell 2000 rose 33.4%, 28.5% and 22.4%, respectively, over the same twelve month period.

     For the ten year period ended December 31, 1997, the Fund's return averaged 17.6% annually, versus average annual returns of 18.1%, 15.9% and 15.8% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through December 31, 1997, the Fund has a total return of 565.6%, which equates to an average annual return of 17.4%.


--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1997 and are subject to change every month. Morningstar ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

INVESTMENT RESULTS (a)

====================================================================================================
                                                             QUARTER
                                       ---------------------------------------------
                                         1ST            2ND         3RD         4TH        YEAR
                                         ---            ---         ---         ---        ----
1997: Net Asset Value .............    $27.00         $31.45      $34.99      $31.85      $31.85
      Total Return ................       2.2%          16.5%       11.3%        4.3%       38.1%
----------------------------------------------------------------------------------------------------
1996: Net Asset Value .............    $27.44         $28.09      $27.92      $26.42      $26.42
      Total Return ................       6.6%           2.4%       (0.6)%       4.5%       13.4%
----------------------------------------------------------------------------------------------------
1995: Net Asset Value .............    $23.84         $25.10      $26.76      $25.75      $25.75
      Total Return ................       7.3%           5.3%        6.6%        3.7%       24.9%
----------------------------------------------------------------------------------------------------
1994: Net Asset Value .............    $22.63         $22.36      $23.56      $22.21      $22.21
      Total Return ................      (2.9)%         (1.2)%       5.4%       (1.2)%      (0.1)%
----------------------------------------------------------------------------------------------------
1993: Net Asset Value .............    $21.10         $22.10      $23.63      $23.30      $23.30
      Total Return ................       6.1%           4.7%        6.9%        2.5%       21.8%
----------------------------------------------------------------------------------------------------
1992: Net Asset Value .............    $19.04         $18.91      $19.02      $19.88      $19.88
      Total Return ................       6.0%          (0.7)%       0.6%        8.5%       14.9%
----------------------------------------------------------------------------------------------------
1991: Net Asset Value .............    $17.36         $17.36      $17.90      $17.96      $17.96
      Total Return ................      11.1%           0.0%        3.1%        3.2%       18.1%
----------------------------------------------------------------------------------------------------
1990: Net Asset Value .............    $16.48         $16.81      $15.21      $15.63      $15.63
      Total Return ................      (4.5)%          2.0%       (9.5)%       7.8%       (5.0)%
----------------------------------------------------------------------------------------------------
1989: Net Asset Value .............    $16.46         $18.01      $18.73      $17.26      $17.26
      Total Return ................      12.0%           9.4%        4.0%       (1.0)%      26.2%
----------------------------------------------------------------------------------------------------
1988: Net Asset Value .............    $13.49         $14.62      $14.94      $14.69      $14.69
      Total Return ................      14.4%           8.4%        2.2%        3.5%       31.1%
----------------------------------------------------------------------------------------------------
1987: Net Asset Value .............    $12.97         $13.93      $14.66      $12.61      $12.61
      Total Return ................      19.6%           7.4%        5.2%      (14.0)%      16.2%
----------------------------------------------------------------------------------------------------
1986: Net Asset Value .............    $10.44         $11.21      $11.29      $11.28      $11.28
      Total Return ................       4.4%(b)        7.4%        0.7%       (0.1)%      12.8%(b)
====================================================================================================

===============================================
AVERAGE ANNUAL RETURNS - DECEMBER 31, 1997--(A)
-----------------------------------------------
    1  Year .......................  38.1%
    5  Year .......................  18.9%
    10 Year .......................  17.6%
    Life of Fund (b) ..............  17.4%


=========================================================
                     DIVIDEND HISTORY
---------------------------------------------------------
PAYMENT (EX) DATE     RATE PER SHARE   REINVESTMENT PRICE
-----------------     --------------   ------------------
December 30, 1997         $4.610           $31.73
December 31, 1996         $2.770           $26.42
December 29, 1995         $2.000           $25.75
December 30, 1994         $1.056           $22.21
December 31, 1993         $0.921           $23.30
December 31, 1992         $0.755           $19.88
December 31, 1991         $0.505           $17.96
December 31, 1990         $0.770           $15.63
December 29, 1989         $1.278           $17.26
December 30, 1988         $0.775           $14.69
January 4, 1988           $0.834           $12.07
March 9, 1987             $0.505           $12.71
=========================================================


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                  THE GABELLI ASSET FUND AND THE S&P 500 INDEX

                                    [CHART]

                                                 12/97
Gabellli Asset Fund                            $66,590*
S&P 500 Index                                  $58,857


WHAT WE DO                                                         [LOGO]

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Asset Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

1997 REVISITED

     Year ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel CATCH 22, we tally the "feathers in our cap" and "black eyes". In 1997, the former vastly outnumber the latter. Heading our "feathers in the cap" list is deals. During the year, the Fund bid a cheerful farewell to several portfolio holdings which found new homes under other corporate roofs. Also prominent on our list are cable television stocks, Cablevision Systems (CVC
- $95.75 - ASE), Tele-Communications Inc. (TCOMA - $27.9375 - Nasdaq) and Comcast (CMCSA - $31.875 - Nasdaq), which gained 212.7%, 113.9% and 80.9%, respectively, over the course of the year, thanks to better than generally expected cash flow growth and Bill Gates' decision that coaxial cable will be the most effective digital highway into the home. Cable network stocks, BET Holdings (BTV - $54.625 - NYSE), Liberty Media Group (LBTYA - $36.25 - Nasdaq), and Home Shopping Network (HSNI - $51.50 - Nasdaq), also soared as investors acknowledged the escalating value of these entrenched distribution channels. Our brokerage stock holdings, Pain e Webber (PWJ - $34.5625 - NYSE) and Lehman Brothers (LEH - $51.00 - NYSE), were near the top of the charts, as earnings progress and ongoing consolidation in the financial services industry attracted increasing investor attention.

     Our positions in niche industrial companies also contributed to returns. In the past, we have often discussed the new competitive strengths of American industry, the prospects for improving earnings, and the likelihood that smaller niche players would be targeted by larger competitors. All three factors combined to help boost our industrial holdings in 1997.

     Our "black eyes" list was dominated by nine relatively small positions in gold stocks, which lost their glitter as gold prices collapsed. Auto and auto parts stocks like General Motors (GM - $60.625 - NYSE), Genuine Parts (GPC - $33.9375 - NYSE), Johnson Controls (JCI - $47.75 - NYSE) and Echlin (ECH - $36.1875 - NYSE) also disappointed despite, in our opinion, offering excellent fundamental value. 1998: WILL IT BE ANOTHER GOOD YEAR?

     Despite a roller coaster ride featuring some breathtaking ascents and declines, equity investors enjoyed themselves in 1997. Will 1998 be equally thrilling? We expect to continue to experience considerable market volatility as investors react to economic and market developments overseas and attempt to assess the impact on the U.S. economy and corporate earnings.

              Looking ahead, many of the favorable economic factors that propelled stocks in recent years will likely remain intact. Asian currency devaluation will probably diminish inflationary pressure on the U.S. economy and delay the need for a Federal Reserve interest rate hike. Long interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.

-------------------------------------------------------------------------------------------------------------
                                 FLOW OF FUNDS
                                  ($ Billions)
SOURCES                                           1993        1994          1995           1996        1997E
-------                                           ----        ----          ----           ----        -----
U.S. Deals                                        $234        $340        $  511        $  652        $  919
Stock Buybacks                                      37          46            99           176           179
Equity Mutual Funds Net                            130         119           128           222           231
Dividends                                          204         230           274           309           333
                                                  ----        ----        ------        ------        ------
                   SOURCES:                        605         735         1,012         1,359         1,662
                                                  ----        ----        ------        ------        ------
USES
IPOs                                               103          62            82           115           118
U.S./International Equity Capital Flow
  U.S. Purchases of Non-U.S. Equities              309         434           396           514           734
  International Purchases of U.S. Equities         246         387           346           457           679
                                                  ----        ----        ------        ------        ------
    Net Flow:                                       63          47            50            57            55
                                                  ----        ----        ------        ------        ------
                   USES:                           166         109           132           172           173
                                                  ----        ----        ------        ------        ------
  NET FLOW OF FUNDS:                              $439        $626        $  880        $1,187        $1,489
                                                  ====        ====        ======        ======        ======

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.
-------------------------------------------------------------------------------------------------------------

     The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings growth from U.S. operations will be relatively strong--in the 8% to 9% range. However, the non-U.S. portion of earnings is likely to be as much as 10% lower in 1998. With earnings expectations high across the board, we suspect we will see more earnings disappointments in the year ahead. Other issues on our "Bear Watch" include:

     o    The Asian Flu spreading to Latin American currencies and economies.

     o    An upswing in wage inflation not offset by productivity gains.

     o The emergence of trade barriers that cause a global political backlash.

     o    A disruption of oil flow from the Middle East.

     o The lame duck administration. Will Greenspan and Rubin retire before 2000 causing a crisis in confidence, if not in the economy?

     o Last, but not least, the level of the market -- valuations are high and the margin of safety relatively low.

     How will investors react if any or all of our concerns prove justified? We will just have to wait and see. Investors have become conditioned to buying on market dips. That's understandable because it's worked quite well since this bull market began in 1982. Indeed, we saw the market rebound strongly from the sharp correction we experienced in late October. However, if the problems in Asia continue to escalate and we see more widespread earnings disappointments from U.S. companies, investors may be somewhat more reluctant to view each market dip as a buying opportunity. Bear in mind, liquidity itself does not drive markets higher. It is liquidity combined with favorable investor psychology that fuels a rising market. In other words, if greed turns to fear, we could see a more substantial and prolonged market slump than we have become accustomed to.

     Our conclusion after all this conjecture is that in 1998, the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "be prepared". Although value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings. Consequently, we are carefully monitoring the Fund portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in re-deploying cash reserves. We doubt the Fund will be able to duplicate its terrific 1997 returns in what should be a much more challenging market. However, we believe we can achieve our 10% real rate of return objective in the year ahead.

DEALS, DEALS, DEALS

     There was an estimated $919 billion in domestic mergers and acquisition activity during 1997. We do not believe a market correction will materially slow deal activity in the year ahead. While we will probably continue to see some big companies being taken over, much of the action will likely be in smaller, family dominated public companies, as owner/managers take advantage of reduced long term capital gains taxes to monetize their investments.

--------------------------------------------------------------------------------
                       DEALS - "THIRD WAVE OF TAKEOVERS"
                                  ($ Billions)

                       1993         1994         1995          1996          1997E
                       ----         ----         ----          ----          -----
Worldwide Deals        $452         $575         $950         $1,140         $1,600
U.S. Deals              234          340          511            652            919
                         52%          59%          54%            57%            57%

U.S. Deals             $234         $340         $511         $  652         $  919
Cash Deals              131          212          254            356            414
                         56%          62%          50%            55%            45%

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.
--------------------------------------------------------------------------------

AND THE WINNER IS?

     Despite giving up a lot of financial weight and reach to its better known opponent, little Starwood Lodging (HOT - $57.875 - NYSE) upset Hilton Hotels (HLT - $29.75 - NYSE) in the battle for ITT (ITT - $82.875 -NYSE). The deal, which is scheduled to close in February 1998, is for 30% in cash and the balance in Starwood stock -- about an $83 per share value at year end. We sided with the heavily favored Hilton, primarily due to the higher cash component of its offer. However, since the cost per share of the Fund's ITT holdings was approximately $39 per share, we were hardly distraught over the outcome.

BOTTOMS UP

     We believe the biblical adage "those that are last shall be first" may be prophetic for several of the laggards in the Fund's portfolio. Seagram stock declined 16.6% in 1997. Investors appear to think

Seagram (VO - $32.3125 - NYSE) will have a tough time competing against the new Grand Metropolitan/Guiness combination, which will be a global spirits powerhouse. The fact that 20% of Seagram's spirits sales are from Asia is another justifiable concern. Problems duly noted, we see a company that is making some good moves. Seagram bought out partner Viacom's (VIA - $40.875 -
ASE) 50% stake in the USA Network and then repackaged it in a deal with Home Shopping Network's Barry Diller, a terrific entertainment programmer. We believe Diller will further energize USA and Seagram will put the $1.2 billion in cash received in the transaction to good use by making an acquisition to bolster its spirits business and/or by funding another round of share repurchases. In fiscal 1997 (June 30) the company repurchased 11 million shares and thus far in fiscal 1998, it has brought in another 10 million. Its other businesses are doing relatively well. Under Frank Biondi's leadership, MCA is rebounding. Tropicana is generating plenty of cash. Seagram still has 26.8 million shares of Time Warner (TWX - $62.00 -NYSE) worth approximately $1.65 billion and over 70 million shares of Home Shopping Network N a stock we like. While Seagram's short term earnings prospects are cloudy, we believe the stock is trading well below the company's increasing economic value.

A LOADED LAGGARD

     Viacom is the portfolio's most prominent loaded laggard. We think the new management is making progress at Blockbuster Video and can re-invigorate cash flows from this troubled division. Simon & Schuster and Prentice Hall are well-positioned in the educational publishing business, but we believe Viacom will liquefy these assets. Paramount is doing just fine. And, the value of the MTV, VH1 and Nickelodeon cable networks just keeps growing. Chairman Sumner Redstone is a proud and competitive man N this is a fellow who survived a hotel fire by hanging by his finger tips from a balcony. We don't think he will give up until he gets Viacom stock back up to where it belongs.

PUMPING THE BRAKES

     Echlin, a leading auto aftermarket parts manufacturer, is changing its primary business strategy. New CEO Larry McCurdy, a former Echlin President and most recently, a senior executive at Cooper Industries, was brought in to beef up the organizational structure and to fix or sell businesses that are not providing an adequate return. Echlin is currently looking for a buyer for their heavy duty brake operations. We think Echlin will become a much more focused company with better profit margins and more consistent earnings growth. The stock is currently trading at just thirteen times our fiscal 1998 earnings projections. We think that's cheap for a company with improving earnings prospects.

MR. MARKET

     Each year, we like to leave our shareholders with something to think about. This year, we quote verbatim from Professor Benjamin Graham's classic, THE INTELLIGENT INVESTOR.

     "Let us close this section with something in the nature of a parable. Imagine that in some private business you own a small share which costs you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

     At Gabelli Funds, we want to take advantage of "Mr. Market's" generosity--buying shares of businesses he offers us at prices below our appraisal of their true worth, and selling back to him (or someone else) when prices equal or exceed true value. It is this simple philosophy that guides us in good markets and bad.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

     AMERICAN EXPRESS CO. (AXP - $89.25 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Financial Advisors (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards and its cards in use worldwide grew almost three percent to 42.7 million. Management's objective is virtual parity with bankcard networks. American Express has joined forces with Microsoft to start an online corporate travel service. As evidenced by a 15% increase in per share earnings in 1996 and over 16% in 1997, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.


     DEERE & CO. (DE - $58.3125 - NYSE) is the world's largest manufacturer of farm equipment. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, additional acreage is likely to be cultivated by the nation's farmers. If weather is accommodating, bountiful harvests are likely and farm incomes should show substantial increases. Global demand for U.S. wheat and other crops would further increase farm incomes. Long term prospects for farm equipment manufacturers like Deere are attractive as global incomes, diets and standards of living improve. Deere also makes industrial equipment used in the construction and forestry industries and a range of consumer products, including lawn and garden tractors and outdoor power equipment. Overseas sales account for roughly one-quarter of Deere's revenues.

     TELE-COMMUNICATIONS INC./LIBERTY MEDIA GROUP (LBTYA - $36.25 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. (TINTA - $18.00 - Nasdaq) have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

     TIME WARNER INC. (TWX - $62.00 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Cash flow in 1997 is demonstrating a substantial increase as the companies reap the synergies of their merged activities.

     UNITED TELEVISION INC. (UTVI - $103.875 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has purchased WRBW, a UPN affiliate in Orlando for approximately $60 million and WHSW in Baltimore for $80 million. UTVI stations will cover approximately eight percent of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $103.25 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will increase EBITDA growth going forward. Our 1997 PMV is estimated at $123 per share, $29 of which is cash. UTVI's PMV is expected to reach $165 by the year 2000.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

IN CONCLUSION

     1997 was yet another very good year for equity investors. If earnings expectations are realized, 1998 may be a reasonably good year as well. We do have our reservations and are mindful that at current valuations, stocks are well above the safety net. As always, we are focusing on value--stocks trading at a material discount to their longer term intrinsic value. We believe this discipline will effectively preserve and enhance the value of the assets you have entrusted to us.

                              Sincerely,

                              /s/ Mario J. Gabelli

                              MARIO J. GABELLI, CFA
                              Portfolio Manager and
                              Chief Investment Officer

February 1, 1998

          ------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1997
                                -----------------

          Time Warner, Inc.                   Viacom Inc.
          American Express Co.                TCI-Liberty Media
          United Television Inc.              Quaker Oats Co.
          Chris-Craft Industries              Cablevision Systems Corp.
          Deere & Co.                         Neiman Marcus Group Inc.
          ------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              COMMON STOCKS--91.7%
              AEROSPACE--0.4%
    100,000   Boeing Co. ........................  $  3,736,547   $    4,893,750
     20,000   Fairchild Corp., Class A...........       424,265          497,500
      9,884   Raytheon Co., Class A..............       258,860          487,422
                                                   ------------   --------------
                                                      4,419,672        5,878,672
                                                   ------------   --------------
              AGRICULTURE--0.4%
    150,000   Archer-Daniels-Midland Co. ........     2,650,565        3,253,125
     50,000   Monsanto Co........................     2,106,435        2,100,000
                                                   ------------   --------------
                                                      4,757,000        5,353,125
                                                   ------------   --------------
              AUTOMOTIVE--0.7%
    155,000   General Motors Corp. ..............     4,533,784        9,396,875
                                                   ------------   --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES--5.0%
     15,000   Borg-Warner Automotive Inc. .......       399,908          780,000
    135,000   Echlin Inc. .......................     1,827,188        4,885,312
    190,000   Federal-Mogul Corp. ...............     3,543,268        7,695,000
    605,000   GenCorp Inc. ......................     3,713,412       15,125,000
    250,000   Genuine Parts Co. .................     5,867,503        8,484,375
    180,000   Handy & Harman.....................     2,759,507        6,210,000
    130,000   Johnson Controls Inc. .............     2,479,813        6,207,500
    205,000   Modine Manufacturing Co. ..........     3,976,931        6,995,625
     46,062   Myers Industries Inc. .............       172,636          785,933
    160,000   Quaker State Corp. ................     2,160,107        2,280,000
    115,000   Standard Motor Products Inc. ......     1,008,713        2,594,688
     13,200   Superior Industries
               International Inc. ...............        76,515          353,925
    100,000   TransPro Inc. .....................       788,321          900,000
    200,000   UAP Inc., Class A..................     2,210,197        2,340,715
     60,000   Wynn's International Inc. .........     1,140,063        1,912,500
                                                   ------------   --------------
                                                     32,124,082       67,550,573
                                                   ------------   --------------
              AVIATION: PARTS AND SERVICES--1.7%
     10,000   BE Aerospace Inc.+.................       193,625          267,500
    375,000   Coltec Industries Inc.+............     5,102,871        8,695,312
    182,000   Curtiss-Wright Corp. ..............     2,287,271        6,608,875
     60,000   Hi-Shear Industries Inc. ..........       510,932          123,750
     40,000   Hudson General Corp. ..............     1,121,008        1,920,000
     75,000   Precision Castparts Corp. .........     2,839,799        4,523,438
                                                   ------------   --------------
                                                     12,055,506       22,138,875
                                                   ------------   --------------
              BROADCASTING--5.9%
     75,000   CBS Corp. .........................     1,844,495        2,207,812
    403,122   Chris-Craft Industries Inc. .......     8,323,202       21,088,320
     67,526   Chris-Craft Industries Inc., Class
               B(a)..............................     1,132,452        3,532,454
    120,000   Gray Communications Systems Inc.,
               Class B...........................     2,333,656        3,090,000
    190,000   Grupo Televisa SA, GDR +...........     3,954,966        7,350,625
     80,000   Liberty Corp. .....................     1,941,685        3,740,000
    207,500   LIN Television Corp. +.............     8,566,530       11,308,750
    110,000   Paxson Communications Corp., Class
               A+................................     1,185,309          811,250
    400,000   Television Broadcasting Ltd.,
               ORD...............................     1,815,551        1,140,792
    247,500   United Television Inc. ............    15,847,291       25,709,063
                                                   ------------   --------------
                                                     46,945,137       79,979,066
                                                   ------------   --------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              BUILDING AND CONSTRUCTION--0.3%
    160,000   Nortek Inc.+.......................  $    613,069   $    4,250,000
      4,333   Nortek Inc., Special
               Common+(a)........................        59,049          115,095
                                                   ------------   --------------
                                                        672,118        4,365,095
                                                   ------------   --------------
              BUSINESS SERVICES--0.5%
     50,000   Berlitz International Inc., New+...       725,813        1,331,250
     50,000   Ecolab Inc. .......................     1,571,512        2,771,875
     16,546   Hach Co. ..........................       118,347          208,893
     16,546   Hach Co., Class A..................       113,613          155,119
     68,000   Landauer Inc. .....................       422,093        1,904,000
     80,000   Nashua Corp.+......................     2,040,343          940,000
                                                   ------------   --------------
                                                      4,991,721        7,311,137
                                                   ------------   --------------
              CABLE--4.7%
     56,125   Cable Michigan Inc. ...............       444,537        1,283,859
    210,000   Cablevision Systems Corp., Class
               A+................................     7,959,397       20,107,500
     40,000   Comcast Corp., Class A.............       593,113        1,275,000
     40,000   Shaw Communications Inc., Class
               B.................................       363,398          425,457
     30,000   Shaw Communications Inc., Class B,
               Conv. ............................       191,728          319,093
    320,000   TCI Ventures Group.................     3,891,947        9,059,999
    505,000   Tele-Communications Inc., Class A
               New+..............................     8,686,751       14,108,439
     60,000   United International Holdings Inc.,
               Class A+..........................       824,424          690,000
    540,000   US WEST Media Group+...............    11,536,299       15,592,500
                                                   ------------   --------------
                                                     34,491,594       62,861,847
                                                   ------------   --------------
              CLOSED-END FUNDS--0.1%
     84,000   Royce Value Trust Inc. ............       949,972        1,265,250
                                                   ------------   --------------
              COMMUNICATIONS EQUIPMENT--0.5%
    110,000   Allen Telecom Inc.+................       687,440        2,028,125
      5,000   Dynatech Corp. ....................       234,813          234,375
     47,000   Motorola Inc. .....................       622,493        2,681,937
     23,000   Northern Telecom Ltd. .............       864,775        2,047,000
                                                   ------------   --------------
                                                      2,409,521        6,991,437
                                                   ------------   --------------
              CONSUMER PRODUCTS--4.8%
     10,000   Avon Products Inc. ................       560,500          613,750
    550,000   Carter-Wallace Inc. ...............     8,522,027        9,281,250
      1,000   Christian Dior SA..................       125,769          102,492
    220,000   Church & Dwight Co. Inc. ..........     4,983,260        6,173,750
     44,000   Department 56 Inc.+................       947,842        1,265,000
     30,000   Eastman Kodak Co. .................     1,747,063        1,824,375
     65,000   First Brands Corp. ................       910,851        1,750,938
    290,000   Fortune Brands Inc. ...............     6,551,003       10,748,125
    250,000   Gallaher Group plc, ADR+...........     3,094,360        5,343,750
     95,356   General Cigar Holdings Inc., Class
               B+................................       963,934        2,062,073
     45,000   Gillette Co. ......................     1,276,334        4,519,687
      5,000   Gucci Group NV.....................       166,500          209,375
     40,000   Harley Davidson Inc. ..............       198,900        1,095,000
     10,000   National Presto Industries Inc. ...       377,937          395,625
     35,000   Nine West Group Inc. ..............     1,039,975          907,813
     13,104   Pillowtex Corp. ...................       387,396          457,012
    170,000   Ralston Purina Group...............     6,151,231       15,799,375

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              COMMON STOCKS (CONTINUED)
              CONSUMER PRODUCTS (CONTINUED)
     41,700   Syratech Corp.+....................  $    954,711   $    1,480,350
                                                   ------------   --------------
                                                     38,959,593       64,029,740
                                                   ------------   --------------
              CONSUMER SERVICES--1.7%
    280,000   HSN Inc.+..........................     6,526,580       14,420,000
    220,000   Rollins Inc. ......................     3,030,595        4,468,750
    150,000   Ticketmaster Group Inc.+...........     2,929,315        3,450,000
                                                   ------------   --------------
                                                     12,486,490       22,338,750
                                                   ------------   --------------
              DIVERSIFIED INDUSTRIAL--3.9%
     10,000   Anixter International Inc.+........        90,088          165,000
    215,000   Crane Co. .........................     3,799,544        9,325,625
     89,500   GATX Corp. ........................     3,280,216        6,494,344
     25,000   General Electric Co. ..............       616,838        1,834,375
    110,000   Honeywell Inc. ....................     5,706,141        7,535,000
    185,000   ITT Industries Inc. ...............     3,158,961        5,804,375
    145,000   Katy Industries Inc. ..............     1,312,250        2,954,375
      6,500   Kyocera Corp., ADR.................       448,063          588,250
    345,000   Lamson & Sessions Co.+.............     1,862,283        2,005,312
    181,000   Lawter International Inc. .........     1,779,806        1,968,375
     68,000   National Service Industries Inc. ..     1,591,349        3,370,250
    120,000   Thomas Industries Inc. ............     1,298,410        2,370,000
    100,000   TriMas Corp. ......................     3,430,000        3,437,500
     82,000   Trinity Industries Inc. ...........       996,472        3,659,250
                                                   ------------   --------------
                                                     29,370,421       51,512,031
                                                   ------------   --------------
              ELECTRONICS--0.1%
      2,500   Hitachi Ltd., ADR..................       266,354          172,969
     10,000   Imation Corp.+.....................       203,344          160,000
     10,000   Sony Corp., ADR....................       544,303          907,500
                                                   ------------   --------------
                                                      1,014,001        1,240,469
                                                   ------------   --------------
              ENERGY--4.9%
    100,000   Atlantic Richfield Co. ............     5,368,509        8,012,500
      5,000   Barrett Resources Corp. ...........       140,500          151,250
     50,000   British Petroleum Co. plc, ADR.....     1,110,595        3,984,375
     10,000   Brown (Tom) Inc. ..................       188,745          192,500
     30,000   Chevron Corp. .....................     1,016,500        2,310,000
    150,000   Eastern Enterprises................     4,177,240        6,750,000
     60,000   Enron Oil & Gas Co. ...............       548,976        1,271,250
    180,000   Exxon Corp. .......................     5,413,043       11,013,750
     15,000   Global Marine Inc.+................       285,750          367,500
     40,000   Halliburton Co. ...................       840,758        2,077,500
    120,000   Pennzoil Co. ......................     8,903,104        8,017,500
    300,000   Southwest Gas Corp. ...............     5,472,623        5,606,250
    212,000   Tejas Gas Corp. ...................    12,815,651       12,985,000
     60,000   Texaco Inc. .......................     1,890,875        3,262,500
                                                   ------------   --------------
                                                     48,172,869       66,001,875
                                                   ------------   --------------
              ENTERTAINMENT--7.5%
    230,000   Ascent Entertainment Group Inc.....     2,214,090        2,386,250
    100,000   BET Holdings Inc., Class A+........     2,654,506        5,462,500
     19,406   EMI Group plc, ORD.................        75,408          161,908
    100,000   EMI Group plc, Sponsored ADR.......     1,246,297        1,662,500
    113,400   GC Companies Inc.+.................     3,401,557        5,372,325
    130,000   Havas, Sponsored ADR...............     2,517,531        2,275,000
     20,000   PolyGram NV........................       574,275          953,750

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              ENTERTAINMENT (CONTINUED)
    575,000   Tele-Communications Inc./Liberty
               Media Group, Class A +............  $  9,062,411   $   20,843,750
    620,000   Time Warner Inc. ..................    17,273,917       38,440,000
     11,000   Todd-AO Corp., Class A.............        30,000           92,125
    360,000   Viacom Inc., Class A+..............     9,106,168       14,715,000
    200,000   Viacom Inc., Class B+..............     5,598,151        8,287,500
                                                   ------------   --------------
                                                     53,754,311      100,652,608
                                                   ------------   --------------
              EQUIPMENT AND SUPPLIES--11.5%
     30,000   Aeroquip-Vickers Inc. .............       931,675        1,471,875
    300,000   AMETEK Inc. .......................     3,455,782        8,100,000
    100,000   AMP Inc. ..........................     3,887,794        4,200,000
     96,000   Amphenol Corp., Class A+...........     2,488,800        5,346,000
     38,000   AptarGroup Inc. ...................       615,698        2,109,000
     95,000   Caterpillar Inc. ..................     1,273,555        4,613,437
     67,400   CLARCOR Inc. ......................     1,301,188        1,996,725
    295,500   CTS Corp. .........................     2,046,776        9,437,531
     34,650   Culligan Water Technologies
               Inc.+.............................       803,754        1,749,825
    410,000   Deere & Co. .......................     6,454,360       23,908,125
    115,000   Donaldson Co. Inc. ................     1,355,729        5,182,188
     40,000   EG&G Inc. .........................       709,125          832,500
      5,000   Flowserve Corp. ...................       120,040          139,687
    160,000   Gerber Scientific Inc. ............     1,628,424        3,180,000
    445,000   IDEX Corp. ........................     3,661,463       15,519,375
    105,000   Ingersoll-Rand Co. ................     2,614,238        4,252,500
    200,000   Kollmorgen Corp. ..................     1,861,980        3,662,500
     90,000   Lufkin Industries Inc. ............     1,627,761        3,217,500
     45,000   Manitowoc Co. Inc. ................       463,975        1,462,500
    160,000   Mark IV Industries Inc. ...........     1,150,386        3,500,000
      3,000   Met-Pro Corp. .....................        41,875           49,500
    375,000   Navistar International Corp.+......     5,193,341        9,304,688
     20,000   PACCAR Inc. .......................       522,021        1,050,000
    145,500   Pittway Corp. .....................     2,849,535       10,030,406
    160,000   Pittway Corp., Class A.............     1,471,386       11,140,000
     61,000   Sequa Corp., Class A+..............     2,440,436        3,968,813
     90,000   Sequa Corp., Class B+..............     4,393,591        6,705,000
    170,000   SPS Technologies Inc.+.............     2,566,538        7,416,250
     30,000   Valmont Industries Inc. ...........       242,908          585,000
                                                   ------------   --------------
                                                     58,174,134      154,130,925
                                                   ------------   --------------
              FINANCIAL SERVICES--6.1%
          1   Al-Zar Ltd.+(a)....................             0              350
    330,000   American Express Co. ..............     7,645,187       29,452,500
        220   Berkshire Hathaway Inc.+...........       874,549       10,120,000
    130,000   Block (H&R) Inc. ..................     4,434,737        5,825,625
     70,000   Commerzbank AG, Sponsored ADR......     1,365,494        2,755,900
    150,000   Deutsche Bank AG, Sponsored ADR....     6,596,875       10,528,125
    200,000   Lehman Brothers Holdings Inc. .....     3,607,975       10,200,000
     86,000   Midland Co. .......................     2,706,145        5,418,000
     40,500   Paine Webber Group Inc. ...........     1,042,913        1,399,781
     43,000   State Street Corp. ................       638,075        2,502,063
     20,000   SunTrust Banks Inc. ...............       424,879        1,427,500
     11,941   Transamerica Corp. ................       583,636        1,271,717
      8,000   Value Line Inc. ...................       115,500          316,000
                                                   ------------   --------------
                                                     30,035,965       81,217,561
                                                   ------------   --------------

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE--6.5%
     76,300   Brown-Forman Corp., Class A........  $  2,574,752   $    4,024,825
     90,000   Chock Full o'Nuts Corp.+...........       554,148          630,000
     45,000   Coca-Cola Co. .....................       387,203        2,998,125
     25,000   CPC International Inc. ............     1,427,488        2,693,750
      4,500   Farmer Brothers Co. ...............       476,380          841,500
     75,000   General Mills Inc. ................     2,152,766        5,371,875
     55,000   Heinz (H.J) Co. ...................     2,067,710        2,794,688
     48,000   Hershey Foods Corp. ...............     1,016,513        2,973,000
    160,000   Kellogg Co. .......................     2,972,655        7,940,000
     25,000   LVHM Moet Hennessy Louis Vuitton,
               Sponsored ADR.....................       971,563          828,125
    200,000   PepsiCo Inc. ......................     4,920,065        7,287,500
    390,000   Quaker Oats Co. ...................    13,375,414       20,572,500
     20,000   Ralcorp Holdings Inc.+.............        98,588          338,750
    300,000   Seagram Co. Ltd. ..................     9,018,197        9,693,750
     62,914   Tootsie Roll Industries Inc. ......     2,074,917        3,932,125
    290,000   Whitman Corp. .....................     2,638,965        7,558,125
     80,000   Wrigley (Wm.) Jr. Co. .............     3,673,016        6,365,000
                                                   ------------   --------------
                                                     50,400,340       86,843,638
                                                   ------------   --------------
              HEALTH CARE--2.0%
     12,000   Amgen Inc. ........................       220,320          649,500
     18,000   Biogen Inc.+.......................       270,450          654,750
     40,000   Chiron Corp.+......................       550,315          680,000
    100,000   Genentech Inc.+....................     4,804,136        6,062,500
     25,000   IVAX Corp. ........................       184,282          168,750
     70,000   Johnson & Johnson..................     1,444,438        4,611,250
     55,000   Merck & Co. Inc. ..................     1,853,500        5,843,750
    105,000   Pfizer Inc. .......................     1,677,963        7,829,063
                                                   ------------   --------------
                                                     11,005,404       26,499,563
                                                   ------------   --------------
              HOTELS AND GAMING--3.0%
    125,000   Circus Circus Enterprises Inc.+....     3,449,540        2,562,500
    152,000   Gaylord Entertainment Co., Class
               A.................................     3,673,030        4,854,500
     30,000   GTECH Holdings Corp.+..............       545,938          958,125
     12,000   Harrah's Entertainment Inc.+.......       113,002          226,500
    285,000   Hilton Hotels Corp. ...............     4,194,115        8,478,750
    210,000   ITT Corp., New+....................     8,194,807       17,403,750
    203,389   Ladbroke Group plc.................       535,440          881,854
    185,000   Mirage Resorts Inc.+...............       959,778        4,208,750
                                                   ------------   --------------
                                                     21,665,650       39,574,729
                                                   ------------   --------------
              METALS AND MINING--0.3%
     30,000   Barrick Gold Corp. ................       622,076          558,750
    150,000   Echo Bay Mines Ltd. ...............     1,372,801          365,625
     50,000   Homestake Mining Co. ..............       747,062          443,750
     45,000   Newmont Gold Co. ..................     1,719,322        1,341,563
    700,000   Pegasus Gold Inc.+.................     3,997,969          437,500
     30,000   Placer Dome Inc. ..................       475,906          380,625
    350,000   Royal Oak Mines Inc.+..............     1,125,437          546,875
     40,000   TVX Gold Inc.+.....................       159,689          135,000
                                                   ------------   --------------
                                                     10,220,262        4,209,688
                                                   ------------   --------------
              PAPER AND FOREST PRODUCTS--1.2%
    180,000   Greif Bros. Corp., Class A.........     3,637,710        6,030,000
    107,000   St. Joe Corp. .....................     3,704,888        9,683,500
                                                   ------------   --------------
                                                      7,342,598       15,713,500
                                                   ------------   --------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              PUBLISHING--2.9%
     70,000   American Media Inc., Class A+......  $    674,812   $      542,500
     66,200   Dow Jones & Co. Inc. ..............     3,074,618        3,554,112
    230,000   Golden Books Family Entertainment
               Inc.+.............................     2,992,410        2,371,875
     40,000   Harcourt General Inc. .............     1,842,000        2,192,500
     42,000   McClatchy Newspapers Inc., Class
               A.................................       692,156        1,141,875
     75,000   McGraw-Hill Companies Inc. ........     2,224,925        5,550,000
    330,000   Media General Inc., Class A........     7,621,995       13,798,125
     90,000   Meredith Corp. ....................     1,821,494        3,211,875
     71,000   New York Times Co., Class A........     1,161,977        4,694,875
     15,000   News Corp. Ltd., ADR...............       255,587          334,688
      6,000   Scripps (E.W.) Co., Class A........       108,669          290,625
  1,650,000   Seat SpA+..........................       343,343          643,584
                                                   ------------   --------------
                                                     22,813,986       38,326,634
                                                   ------------   --------------
              REAL ESTATE--0.7%
    330,000   Catellus Development Corp.+........     2,786,250        6,600,000
     12,000   Florida East Coast Industries
               Inc. .............................       631,838        1,153,500
     61,000   Griffin Land & Nurseries Inc.+.....       758,331          945,500
      1,000   Lennar Corp. ......................        13,369           21,563
      1,000   LNR Property Corp. ................        21,243           23,625
                                                   ------------   --------------
                                                      4,211,031        8,744,188
                                                   ------------   --------------
              RETAIL--2.0%
     41,000   Aaron Rents Inc. ..................       146,083          794,375
     20,000   Aaron Rents Inc., Class A..........        83,263          350,000
    170,000   Burlington Coat Factory Warehouse
               Corp.+............................     1,858,279        2,794,375
     50,000   Fingerhut Companies Inc. ..........       711,335        1,068,750
    130,000   Lillian Vernon Corp. ..............     1,854,859        2,161,250
    590,000   Neiman Marcus Group Inc.+..........     8,288,205       17,847,500
    200,000   Scheib (Earl) Inc.+................     1,432,580        1,600,000
                                                   ------------   --------------
                                                     14,374,604       26,616,250
                                                   ------------   --------------
              RETAIL: FOOD AND DRUG--0.6%
     35,000   Albertson's Inc. ..................     1,195,480        1,658,125
      5,000   Dominick's Supermarkets Inc. ......       188,357          182,500
     90,000   Giant Food Inc., Class A...........     2,964,894        3,031,875
     75,000   Kroger Co.+........................       874,375        2,770,313
                                                   ------------   --------------
                                                      5,223,106        7,642,813
                                                   ------------   --------------
              SPECIALTY CHEMICAL--0.7%
    375,000   Ferro Corp. .......................     5,437,040        9,117,188
                                                   ------------   --------------
              TELECOMMUNICATIONS--6.8%
    112,000   Aliant Communications Inc. ........     1,622,075        3,514,000
    160,000   AT&T Corp. ........................     5,665,161        9,800,000
     80,000   BC Telecom Inc. ...................     1,415,173        2,491,165
    205,000   BCE Inc. ..........................     3,282,323        6,829,062
     18,000   BellSouth Corp. ...................       455,094        1,013,625
    100,000   Cable & Wireless plc, Sponsored
               ADR...............................     2,083,454        2,718,750
    111,700   Citizens Utilities Co., Class B....     1,121,123        1,075,112
    113,000   C-TEC Corp.+.......................     1,054,259        2,923,875
     31,000   C-TEC Corp., Class B+..............       203,085          813,750
     60,000   Frontier Corp. ....................     1,120,617        1,443,750
     50,000   Globalstar Telecommunications+.....       423,210        2,456,250
    162,000   GTE Corp. .........................     3,757,020        8,464,500

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     35,000   Hong Kong Telecommunications Ltd.,
               Sponsored ADR.....................  $    545,695   $      721,875
    215,000   RCN Corp. .........................     2,923,218        7,363,750
    165,000   Rogers Communications Inc., Class
               B+................................     1,386,290          803,909
      8,000   SBC Communications Inc. ...........       203,700          586,000
    180,000   Southern New England
               Telecommunications Corp. .........     7,156,088        9,056,250
    110,000   Sprint Corp. ......................     2,135,570        6,448,750
    500,000   Telecom Italia SpA, ORD............     1,046,696        3,193,895
    136,000   Telecom Italia SpA, ADS............     3,004,930        8,704,000
     67,500   Telecomunicacoes Brasileiras SA
               (Telebras), Sponsored ADR.........     1,979,139        7,859,531
     14,000   Telefonica de Espana, Sponsored
               ADR...............................       478,215        1,274,875
     10,000   Telefonos de Mexico SA,
               Class L, ADR......................       281,828          560,625
                                                   ------------   --------------
                                                     43,343,963       90,117,299
                                                   ------------   --------------
              TRANSPORTATION--0.8%
     83,000   AMR Corp.+.........................     5,133,612       10,665,500
                                                   ------------   --------------
              WIRELESS COMMUNICATIONS--3.5%
     35,000   AirTouch Communications Inc.+......       791,589        1,454,687
     45,000   Associated Group Inc., Class A+....       201,448        1,333,125
     37,000   Associated Group Inc., Class B+....        98,787        1,077,625
    355,000   Century Telephone Enterprises
               Inc. .............................     8,214,290       17,683,438
    195,000   COMSAT Corp. ......................     3,580,002        4,728,750
     55,000   NEXTEL Communications Inc., Class
               A+................................       660,330        1,430,000
    130,000   TCI Satellite Entertainment Inc.,
               Class A+..........................     1,571,529          893,750
  1,900,000   Telecom Italia Mobile SpA..........     1,746,901        8,769,644
    150,000   Telephone and Data Systems Inc. ...     1,821,004        6,984,375
     90,000   360(o) Communications Co.+.........     1,215,244        1,816,875
                                                   ------------   --------------
                                                     19,901,124       46,172,269
                                                   ------------   --------------
TOTAL COMMON STOCKS..............................   641,390,611    1,224,459,170
                                                   ------------   --------------
              PREFERRED STOCKS--0.3%
              EQUIPMENT AND SUPPLIES--0.1%
     19,300   Sequa Corp., $5.00, Cumulative
               Conv. Pfd.........................     1,482,798        1,845,563
                                                   ------------   --------------

                                                                      MARKET
  SHARES                                               COST           VALUE
  ------                                               ----           ------
              METALS AND MINING--0.0%
     10,000   Freeport-McMoRan Inc., Depository
               Shares, 7.00%, Cumulative Conv.
               Pfd...............................  $    213,000   $      216,875
                                                   ------------   --------------
              TELECOMMUNICATIONS--0.2%
     35,000   Sprint Corp., 8.25%, Conv. Pfd.....     1,295,406        1,566,250
  1,588,267   Telecomunicacoes de Sao Paulo SA
               (Telesp), Preference Shares.......       213,239          422,651
                                                   ------------   --------------
                                                      1,508,645        1,988,901
                                                   ------------   --------------
TOTAL PREFERRED STOCKS...........................     3,204,443        4,051,339
                                                   ------------   --------------

 PRINCIPAL
   AMOUNT
 ---------
               CORPORATE BONDS--0.2%
               ENTERTAINMENT--0.2%
 FRF 593,750   Havas, Conv. Bonds,
                Payment-in-kind,
                3.00% due 03/31/98...       158,703           121,195
$  2,600,000   Viacom Inc., Sub.
                Deb., 8.00% due
                07/07/06.............     1,824,430         2,635,750
                                       ------------    --------------
TOTAL CORPORATE BONDS................     1,983,133         2,756,945
                                       ------------    --------------
               U.S. TREASURY BILLS--7.7%
$103,197,000   5.044% to 5.533%++ due
               01/08/98--02/26/98....   102,836,344       102,836,344
                                       ------------    --------------
TOTAL INVESTMENTS.............   99.9% $749,414,531(b)  1,334,103,798
                                       ============    ==============
OTHER ASSETS AND LIABILITIES
 (NET)........................    0.1                          947,980
                                -----                   --------------
NET ASSETS (41,918,237 shares
 outstanding).................  100.0%                  $1,335,051,778
                                =====                   ==============
 NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE....                                  $31.85
                                                                ======

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                                       EXPIRATION    UNREALIZED
                                          DATE      DEPRECIATION
                                       ----------   ------------
FORWARD FOREIGN EXCHANGE CONTRACTS TO
 DELIVER
 17,700,000   Hong Kong Dollars  in
              exchange for  U.S.
              $2,260,970.............   02/26/98    $   (14,167)
                                                    -----------

---------------

(a) Security fair valued by the Board of Trustees.
(b) Aggregate cost for Federal tax purposes was $750,453,246. Net unrealized appreciation for Federal tax purposes was $583,650,552 (gross unrealized appreciation was $596,907,461 and gross unrealized depreciation was $13,256,909).
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt
ADS -- American Depositary Share
FRF -- French Franc
GDR -- Global Depositary Receipt
ORD -- Ordinary Share

                       See Notes to Financial Statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
----------------------------------------------------------

ASSETS:
  Investments, at value (cost
    $749,414,531)........................    $1,334,103,798
  Cash and foreign currency (cost
    $114,817)............................           115,277
  Receivable for investments sold........         1,708,593
  Dividends and interest receivable......         1,473,791
  Receivable for Fund shares sold........         2,695,503
                                             --------------
    TOTAL ASSETS.........................     1,340,096,962
                                             --------------
LIABILITIES:
  Net unrealized depreciation of forward
    foreign exchange contracts...........            14,167
  Payable for investments purchased......           981,104
  Payable for investment advisory fees...         1,092,377
  Payable for Fund shares redeemed.......         2,052,635
  Payable for distribution fees..........           535,004
  Other accrued expenses.................           369,897
                                             --------------
    TOTAL LIABILITIES....................         5,045,184
                                             --------------
    NET ASSETS applicable to 41,918,237
      shares of beneficial interest
      outstanding........................    $1,335,051,778
                                             --------------
NET ASSETS CONSIST OF:
  Shares of beneficial interest at par
    value................................    $      419,182
  Additional paid-in capital.............       750,995,750
  Distributions in excess of net realized
    gain on investments..................        (1,038,715)
  Net unrealized appreciation on
    investments..........................       584,675,561
                                             --------------
    TOTAL NET ASSETS.....................    $1,335,051,778
                                             ==============
    NET ASSET VALUE, offering and
      redemption price per share
      ($1,335,051,778 / 41,918,237 shares
      outstanding; unlimited number of
      shares authorized of $0.01 par
      value).............................            $31.85
                                                     ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------

INVESTMENT INCOME:
  Dividend income (net of foreign
    withholding taxes of $116,298)..........  $ 16,233,559
  Interest income...........................     2,487,757
                                              ------------
    TOTAL INVESTMENT INCOME.................    18,721,316
                                              ------------
EXPENSES:
  Investment advisory fees..................    11,701,148
  Distribution fees.........................     2,897,476
  Shareholder services fees.................       927,270
  Trustees' fees............................        62,349
  Legal and audit fees......................        46,600
  Miscellaneous expenses....................       538,610
                                              ------------
    TOTAL EXPENSES..........................    16,173,453
                                              ------------
NET INVESTMENT INCOME.......................     2,547,863
                                              ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on securities sold......   166,961,023
  Net realized gain on forward foreign
    exchange contracts and foreign currency
    transactions............................         2,737
                                              ------------
    Net realized gain on investments........   166,963,760
                                              ------------
  Net unrealized appreciation on
    investments:
    Beginning of year.......................   377,087,602
    End of year.............................   584,675,561
                                              ------------
      Change in net unrealized appreciation
        on investments......................   207,587,959
                                              ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS...............................   374,551,719
                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................  $377,099,582
                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED        YEAR ENDED
                                                                 12/31/97          12/31/96
                                                              --------------    --------------
OPERATIONS:
  Net investment income.....................................  $    2,547,863    $    5,747,905
  Net realized gain on investments..........................     166,963,760        97,358,216
  Net change in unrealized appreciation on investments......     207,587,959        35,910,289
                                                              --------------    --------------
  Net increase in net assets resulting from operations......     377,099,582       139,016,410
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (2,481,578)       (5,681,295)
  Distributions in excess of net investment income..........         (93,147)               --
  Net realized gain on investments..........................    (166,963,945)      (97,358,216)
  Distributions in excess of net realized gain on
    investments.............................................         (40,227)         (410,434)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................      46,891,821       (46,466,539)
                                                              --------------    --------------
Net increase/(decrease) in net assets.......................     254,412,506       (10,900,074)
NET ASSETS:
Beginning of year...........................................   1,080,639,272     1,091,539,346
                                                              --------------    --------------
End of year.................................................  $1,335,051,778    $1,080,639,272
                                                              ==============    ==============

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND -- NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on March 3, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices; if there were no asked prices quoted on such day, then the security is valued at the closing bid price on such day. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Gabelli Funds, Inc. (the "Adviser") to be over-the-counter but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq, or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued under the relevant procedure for the previous day or by such method as shall be determined by the Adviser or the Board of Trustees. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

--------------------------------------------------------------------------------

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/ (loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 1997 resulting from different book and tax accounting policies for currency gains and losses and certain distributions received by the Fund, are reclassified between net investment income and net realized gains at year end with offsetting adjustments made to paid-in capital. The reclassifications for the year ended December 31, 1997 were an increase to accumulated net investment income of $26,862, an increase to distributions in excess of net realized gain on investments of $106,513 and a decrease to paid in capital of $133,375 for tax purposes.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets, to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including offices, required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates.

--------------------------------------------------------------------------------

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund pays Gabelli & Company as distribution payments under this Plan, an aggregate amount at a rate of 0.25 percent per year of the average daily net assets of the Fund each fiscal year. Such payments are accrued daily and paid monthly. Prior to February 26, 1997, the Fund reimbursed the Distributor up to
0.25 percent on an annual basis of the value of the Fund's average daily net assets based on expenses incurred by the Distributor in connection with the distribution of shares of the Fund. For the year ended December 31, 1997, the Fund incurred distribution costs under the Plan of $2,897,476, representing 0.25 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, other than short-term securities, aggregated $247,646,583 and $460,221,184, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1997, the Fund paid brokerage commissions of $220,794 to Gabelli & Company and its affiliates.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                      YEAR ENDED
                                                                        12/31/97                        12/31/96
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Shares sold...............................................     13,039,709    $ 421,881,081      6,138,309    $ 168,589,644
Shares issued upon reinvestment of dividends..............      4,869,910      154,702,133      3,624,998       95,772,441
Shares redeemed...........................................    (16,898,747)    (529,691,393)   (11,251,210)    (310,828,624)
                                                              -----------    -------------    -----------    -------------
Net increase/(decrease)...................................      1,010,872    $  46,891,821     (1,487,903)   $ (46,466,539)
                                                              ===========    =============    ===========    =============

THE GABELLI ASSET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year ended December 31,

                                                             1997          1996            1995         1994        1993
                                                             ----          ----            ----         ----        ----
OPERATING PERFORMANCE:
  Net asset value, beginning of year....................  $    26.42    $    25.75      $    22.21    $  23.30    $  19.88
                                                          ----------    ----------      ----------    --------    --------
  Net investment income.................................        0.07          0.15            0.26        0.26        0.16
  Net realized and unrealized gain/(loss) on
    investments.........................................        9.97          3.29            5.28       (0.30)       4.18
                                                          ----------    ----------      ----------    --------    --------
  Total from investment operations......................       10.04          3.44            5.54       (0.04)       4.34
                                                          ----------    ----------      ----------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................................       (0.07)        (0.15)          (0.25)      (0.25)      (0.16)
  Distributions in excess of net investment income......       (0.00)(a)         --             --       (0.01)         --
  Net realized gains....................................       (4.54)        (2.61)          (1.75)      (0.76)      (0.76)
  Distributions in excess of net realized gains.........       (0.00)(a)      (0.01)         (0.00)(a)    (0.03)        --
                                                          ----------    ----------      ----------    --------    --------
  Total distributions...................................       (4.61)        (2.77)          (2.00)      (1.05)      (0.92)
                                                          ----------    ----------      ----------    --------    --------
  NET ASSET VALUE, END OF YEAR..........................  $    31.85    $    26.42      $    25.75    $  22.21    $  23.30
                                                          ----------    ----------      ----------    --------    --------
  Total return*.........................................       38.1%         13.4%           24.9%      (0.1)%       21.8%
                                                          ==========    ==========      ==========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)......................  $1,335,052    $1,080,639      $1,091,539    $982,250    $945,408
Ratio of net investment income to average net assets....        0.22%         0.52%           0.95%       1.10%       0.82%
Ratio of operating expenses to average net assets.......        1.38%         1.34%           1.33%       1.28%       1.31%
Portfolio turnover rate.................................        22.0%         14.9%           26.4%       18.7%       16.0%
Average commission rate per share(b)....................  $   0.0464    $   0.0484             N/A         N/A         N/A

---------------

 * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.
(b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI ASSET FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 20, 1998

                  1997 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1997, the Fund paid to shareholders, on December 30, 1997, an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $0.22 per share. Additionally, on that date, the Fund paid $4.39 per share in long-term capital gains. For 1997, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:
The percentage of the ordinary income dividend paid by the Fund during fiscal 1997 which was derived from U.S. Treasury securities was 9.11%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 1997. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

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
        THE GABELLI ASSET FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118                                                       [PHOTO]
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant         THE
Dollar Dry Dock Savings Bank    Professor, Pace University          GABELLI
                                                                    ASSET
Anthony J. Colavita             Anthonie C. van Ekris               FUND
Attorney-at-Law                 Managing Director
Anthony J. Colavita, P.C.       BALMAC International, Inc.

James P. Conn                   Salvatore J. Zizza
Chief Investment Officer        Executive Vice President
Financial Security Assurance    FMG Group
Holdings Ltd.

              OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Bruce N. Alpert
Portfolio Manager               President and Treasurer

James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders                                                 ANNUAL REPORT
of The Gabelli Asset Fund. It is not                                                DECEMBER 31, 1997
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------
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